AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments (unaudited)
December 31, 2020
	Shares	Value
Common Stocks - 95.8%
Consumer Discretionary - 26.7%
Dorman Products, Inc.*	66,817	$5,801,052
Extended Stay America, Inc.	887,971	13,150,851
frontdoor, Inc.*	126,962	6,374,762
Murphy USA, Inc.	62,397	8,165,895
Polaris, Inc.*	116,732	11,122,225
Terminix Global Holdings, Inc.*	162,674	8,298,001
Thor Industries, Inc.	110,557	10,280,695

Total Consumer Discretionary		63,193,481
Consumer Staples - 13.2%
Darling Ingredients, Inc.*	273,964	15,802,244
MGP Ingredients, Inc.	99,806	4,696,870
Sanderson Farms, Inc.	81,164	10,729,881

Total Consumer Staples		31,228,995
Health Care - 3.1%
Hill-Rom Holdings, Inc.	75,488	7,395,559
Industrials - 36.6%
Aegion Corp.*	238,555	4,530,159
AGCO Corp.	117,648	12,128,332
The Brink's Co.	229,055	16,491,960
Clean Harbors, Inc.*	130,580	9,937,138
Crane Co.	166,661	12,942,893
Dycom Industries, Inc.*,1	172,980	13,063,450
Enerpac Tool Group Corp.	255,980	5,787,708
The Timken Co.	152,325	11,783,862

Total Industrials		86,665,502
	Shares	Value
Information Technology - 5.6%
Belden, Inc.	204,240	$8,557,656
Broadridge Financial Solutions, Inc.	27,730	4,248,236
NIC, Inc.	22,894	591,352

Total Information Technology		13,397,244
Materials - 10.6%
Ingevity Corp.*	132,713	10,050,355
Koppers Holdings, Inc.*	203,960	6,355,394
Stepan Co.	73,183	8,732,196

Total Materials		25,137,945

Total Common Stocks (Cost $163,427,574)		227,018,726
Short-Term Investments - 4.3%
Other Investment Companies - 4.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	3,343,519	3,343,519
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.03%[2]	3,343,520	3,343,520
JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	3,444,838	3,444,838

Total Short-Term Investments (Cost $10,131,877)		10,131,877
Total Investments - 100.1% (Cost $173,559,451)		237,150,603
Other Assets, less Liabilities - (0.1)%		(172,720)
Net Assets - 100.0%		$236,977,883

*	Non-income producing security.
[1]	Some of these securities, amounting to $182,834 or 0.1% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See below for more information.
[2]	Yield shown represents the December 31, 2020, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$227,018,726	—	—	$227,018,726
Short-Term Investments
Other Investment Companies	10,131,877	—	—	10,131,877
Total Investments in Securities	$237,150,603	—	—	$237,150,603

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund's Schedule of Portfolio Investments.

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments (continued)
For the period ended December 31, 2020, there were no transfers in or out of Level 3.
The Fund participates in the securities lending program offered by The Bank of New York Mellon providing for the lending of securities to qualified brokers. The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2020, were as follows:
Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$182,834	—	$184,899	$184,899
The following table summarizes the securities received as collateral for securities lending at December 31, 2020:
Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000-3.875	01/28/21-08/15/48
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.